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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 7, 1996

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                          TRUMP'S CASTLE FUNDING, INC.
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             (Exact name of registrant as specified in its charter)

         NEW JERSEY                       1-9029                11-2739203
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(State or other jurisdiction     (Commission File number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


           ONE CASTLE BOULEVARD
         ATLANTIC CITY, NEW JERSEY                               08401
 ----------------------------------------                     ----------
 (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (609) 441-6060

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                         TRUMP'S CASTLE ASSOCIATES, L.P.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         NEW JERSEY                     1-9029               22-2608486
 ---------------------------   -----------------------   ------------------
(State or other jurisdiction   (Commission File number)   (I.R.S. Employer
             of incorporation)                           Identification No.)

           ONE CASTLE BOULEVARD
         ATLANTIC CITY, NEW JERSEY                            08401
 ---------------------------------------                    ---------
 (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (609) 441-6060

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ITEM 5 OTHER EVENTS.

     On October 7, 1996, Trump Hotels & Casino Resorts Holdings, L.P. ("THCR Holdings"), a subsidiary of Trump Hotels & Casino Resorts, Inc. ("THCR"), acquired from Donald J. Trump ("Trump") all of the outstanding equity of Trump's Castle Associates ("Castle Associates"), the owner and operator of Trump's Castle Casino Resort (the "Acquisition"). In connection with the Acquisition,
(i) Trump received limited partnership interests in THCR Holdings exchangeable into 5,837,700 shares of THCR's Common Stock, par value $.01 per share, and $884,500 in cash; (ii) Trump's Castle Hotel & Casino Inc. ("TCHI") became a wholly owned subsidiary of THCR Holdings; (iii) for each common stock warrant of TCHI, $.8845 in cash was delivered to TCHI's common stock warrant agent on behalf of the holders of such warrants; and (iv) Castle Associates was designated a limited partnership with THCR Holdings as a 99% limited partner and TCHI as a 1% general partner.

     On October 16, 1996, a stockholder of THCR filed a derivative action in the United States District Court, Southern District of New York (96 Civ. 7820) against each member of the Board of Directors of THCR, THCR, THCR Holdings, Castle Associates, Trump Casinos, Inc., Trump Casinos II, Inc. (formerly known as TC/GP, Inc.) ("TCI-II"), TCHI and Salomon Brothers Inc ("Salomon"). The plaintiff claims that the defendants breached their fiduciary duties and engaged in ultra vires acts in connection with the Acquisition and that Salomon was negligent in the issuance of its fairness opinion with respect to the Acquisition. The plaintiff also alleges violations of the federal securities laws for alleged omissions and misrepresentations in THCR's proxies, and that Trump, TCI-II and TCHI breached their agreement with THCR by supplying THCR with untrue information for inclusion in the proxy statement delivered to THCR's stockholders in connection with the Acquisition. The plaintiff seeks removal of the directors of THCR, an injunction, rescission and damages. THCR and the other defendants in the action believe that this suit is without merit and intend to contest vigorously the allegations against them.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TRUMP'S CASTLE FUNDING, INC..

October 22, 1996                              /s/ DONALD J. TRUMP
                                       -------------------------------------
                                             By: Donald J. Trump

                                          Title: President and Treasurer

                                       TRUMP'S CASTLE ASSOCIATES, L.P.

October 22, 1996                              /s/ JOHN P. BURKE
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                                             By: John P. Burke
                                          Title: Treasurer

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